UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024 (April 8, 2024)

MSD INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01481	87-4195402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 26th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212-303-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 8, 2024, MSD BDC SPV I, LLC ("SPV I"), a wholly-owned subsidiary of MSD Investment Corp. (the “Company”), entered into Amendment No. 4 to the Loan Financing and Servicing Agreement ("LFSA") with the several banks and other financial institutions or entities that are party thereto from time to time, as lenders, Deutsche Bank AG, New York Branch as facility agent, U.S. Bank Trust Company National Association as collateral agent and U.S. Bank National Association as collateral custodian (the “Amendment”).

The Amendment, among other things; (i) increases the Facility Amount (as defined in the LFSA) from $485,000,000 to $550,000,000, (ii) extends the period during which SPV I may make borrowings under the facility from December 31, 2024 to April 8, 2027 and (iii) extends the scheduled maturity date from December 31, 2026 to April 8, 2029.

The description above is only a summary of the material provisions of the Amendment and the LFSA, and is qualified in its entirety by reference to the copy of the Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024.

Item 7.01. Regulation FD Disclosure.

The Company is a closed end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. Pursuant to a private offering, the Company is offering shares of common stock to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act (the “Private Offering”). The Company has not established any limit on the number of shares or the amount of capital raised in connection with the Private Offering. Each investor will make a capital commitment to purchase shares of our common stock pursuant to a subscription agreement entered into with us. As of the date of this filing, the Company has received capital commitments of nearly $2.0 billion.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MSD Investment Corp.

Dated: April 12, 2024	By:	/s/ Brian Williams
		Name:	Brian Williams
		Title:	Chief Financial Officer and Treasurer